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PARTICIPATION AGREEMENT
By and Among
IDS LIFE INSURANCE COMPANY OF NEW YORK
And
PUTNAM CAPITAL MANAGER TRUST
And
PUTNAM MUTUAL FUNDS CORP.


THIS AGREEMENT, made and entered into this 7th day of October, 1996 by and among IDS Life Insurance Company of New York organized under the laws of the State of New York (the "Company"), on its own behalf and on behalf of each separate account of the Company named in Schedule 1 to this Agreement, as may be amended from time to time (each account referred to as the "Account"), Putnam Capital Manager Trust, an open-end management investment company and business trust organized under the laws of the Commonwealth of Massachusetts (the "Fund") and Putnam Mutual Funds Corp., a Massachusetts corporation (the "Distributor").

WHEREAS, the Fund engages in business as an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance contracts and variable annuity contracts to be offered by insurance companies that have entered into participation agreements with the Fund and the Distributor (the "Participating Insurance Companies"), and

WHEREAS, beneficial interests in the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the "Portfolios"); and

WHEREAS, the Fund has received an order from the Securities & Exchange Commission (the "SEC") granting Participating Insurance Companies and variable annuity separate accounts and variable life insurance separate accounts relief from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity separate accounts and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and qualified pension and retirement plans outside of the separate account context (the "Mixed and Shared Funding Exemptive Order"). The parties to this Agreement agree that the conditions or undertakings specified in the Mixed and Shared Funding Exemptive Order and that may be imposed on the Company, the Fund and/or the Distributor by virtue of the receipt of such order by the SEC will be incorporated herein by reference, and such parties agree to comply with such conditions and undertakings to the extent applicable to each such party; and

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"); and



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WHEREAS,  the Company has registered or will register  certain  variable annuity contracts and variable life insurance contracts (the "Contracts") under the 1933 Act; and

WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of New York, to set aside and invest assets attributable to the Contracts; and

WHEREAS, the Company has registered the Account as a unit investment trust under the 1940 Act; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of the Portfolios named in Schedule 2, as such schedule may be amended from time to time (the "Designated Portfolios") on behalf of the Account to fund the Contracts, and the Fund is authorized to sell such shares to unit investment trusts such as the Account at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Distributor agree as follows:

ARTICLE I. Sale of Fund Shares

1.1. The Fund agrees, subject to the terms of this Agreement, to sell to the Company those shares of the Designated Portfolios that each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the order for the shares of the Fund. For purposes of this Section 1.1, the Company will be the designee of the Fund for receipt of such orders from each Account and receipt by such designee will constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Central Time on the next following business day. "Business Day" will mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.

1.2. The Company will pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with Section 1.1 above. Payment will be in federal funds transmitted by wire. The Company will only purchase Fund shares to fund Contracts sold by the Company or by brokerdealers affiliated with the Company.

1.3. The Fund agrees to make shares of the Designated Portfolios available indefinitely, subject to Article X, for purchase at the applicable net asset value per share by Participating Insurance Companies and their separate accounts on those days on which the Fund calculates its Designated Portfolio net asset value pursuant to rules of the SEC; provided, however, that


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                  the Trustees of the Fund (the  "Trustees")  may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is
                  required   by  law  or  by   regulatory   authorities   having
                  jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary or in the best interests of the shareholders of such Portfolio.

1.4. The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts, qualified pension and retirement plans or such other persons as are permitted under applicable provisions of the Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code"), and regulations promulgated thereunder, the sale to which will not impair the tax treatment currently afforded the Contracts. No shares of any Portfolio will be sold to the general public.

1.5. The Fund agrees to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its agent of the request for redemption. For purposes of this Section 1.5, the Company will be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee will constitute receipt by the Fund; provided the Fund receives notice of request for redemption by 9:00 a.m. Central Time on the next following Business Day. Payment will be in federal funds transmitted by wire to the Company's account as designated by the Company in writing from time to time, on such next Business Day as the Fund receives notice of the redemption order from the Company. If notification of redemption is received after 9:00 a.m. Central Time on a Business Day, payment for redeemed shares will be made on the next following Business Day. The Fund reserves the right to delay payment of redemption proceeds, but in no event may such payment be delayed longer than the period permitted under
                  Section 22(e) of the 1940 Act. The Fund will not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds, the Company alone will be responsible for such action.

1.6. The Company agrees to purchase and redeem the shares of the Designated Portfolios offered by the then current prospectus of the Fund in accordance with the provisions of such prospectus. The Company will provide the Fund with such information about the sales and redemptions of shares as the Fund may reasonably request.




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1.7.              Issuance  and  transfer  of the Fund's  shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.8. The Fund will furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of the declaration of any income, dividends or capital gain distributions payable on each Designated Portfolio's shares. The Company hereby elects to receive all such dividends and distributions as are payable on the Designated Portfolio shares in the form of additional shares of that Designated Portfolio. The Company reserves the right to revoke this election and to receive all such dividends and distributions in cash. The Fund will notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.9. The Fund will make the net asset value per share for each Designated Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and will use its best efforts to make such net asset value per share available by 5:30 p.m., Central Time, but other than with respect to events outside the control of the Fund, in no event later than 6:00 p.m., Central Time, each business day.

ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act and that the Contracts will be issued and sold in compliance with all applicable federal and state laws, including state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account as a separate account under applicable state law and has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, and that it will maintain such registration for so long as any Contracts are outstanding. The Company will amend the registration statement under the 1933 Act for the Contracts and the registration statement under the 1940 Act for the Account from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. The Company will register and qualify the Contracts for sale in accordance with the securities laws of the any state only if and to the extent deemed necessary by the Company.




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PAGE 5
2.2. The Company represents that the Contracts are currently and at the time of issuance will be treated as annuity or life insurance contracts under applicable provisions of the Internal Revenue Code, and that it will make every effort to maintain such treatment and that it will notify the Fund and the Distributor immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.3. The Company represents and warrants that it will not purchase shares of the Designated Portfolios with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.

2.4. The Company agrees that it will notify the Fund and the Distributor if the Company adds an aggressive growth fund with similar objectives to the Fund as an investment option under the Contracts sixty (60) days prior to the effective date of such addition.

2.5. The Fund represents and warrants that Fund shares of the Designated Portfolios sold pursuant to this Agreement will be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and will remain registered under the 1940 Act for as long as such shares of the Designated Portfolios are sold. The Fund will amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund will register and qualify the shares of the Designated Portfolios for sale in accordance with the laws of any state only if and to the extent deemed advisable by the Fund based solely on the sale of Fund shares to the Company.

2.6. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.7. The Fund represents that its investment objectives, policies and restrictions comply with applicable state securities laws as they may apply to the Fund. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies, objectives and restrictions) complies with the insurance laws and regulations of any state. The Fund and the Distributor agree that they will furnish the information required by state insurance laws so that the Company can obtain the authority needed to issue the Contracts in any applicable state.


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2.8.              The Fund currently does not intend to make any payments
                  to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it reserves the right to make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have the Trustees, a majority of whom are not "interested" persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

2.9. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

2.10. The Distributor represents and warrants that it is and will remain duly registered under all applicable federal and state securities laws and that it will perform its obligations for the Fund in accordance in all material respects with any applicable state and federal securities laws.

2.11. The Fund represents and warrants that all of its Trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

ARTICLE III. Prospectuses and Proxy Statements; Voting

3.1. The Fund will provide such documentation, including a final copy of a current prospectus set in type or a computer diskette at the Fund's expense, and other assistance as is reasonably necessary in order for the Company at least annually (or more frequently if the Fund prospectus is amended more frequently) to have the Fund's prospectus and the prospectuses of other funds in which assets attributable to the Contracts may be invested printed together in one document. The Company will bear the expense of printing and distributing prospectuses. The Fund will provide such documentation to the Company in a timely manner so that the Company can print and distribute the prospectuses within the time required by applicable law.

3.2. The Fund's prospectus will state that the statement of additional information for the Fund is available from the Company. The Fund will provide the Company, at the Fund's expense, with as many copies of the statement of additional information as the Company may reasonably request for distribution, at the Company's expense, to prospective contractowners and applicants. The Fund


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                  will provide,  at the Fund's  expense,  as many copies of said
                  statement  of   additional   information   as  necessary   for
                  distribution,   at  the  Fund's   expense,   to  any  existing
                  contractowner who requests such statement or whenever state or
                  federal  law  otherwise   requires  that  such   statement  be
                  provided. The Fund will provide the copies of said statement of additional information to the Company or to its mailing agent in a timely manner so that the Company can distribute the statement of additional information within the time required by applicable law. The Company will distribute the statement of additional information as requested or required and will bill the Fund for the reasonable cost of such distribution.

3.3. The Fund, at its expense, will provide the Company or its mailing agent with copies of its proxy material, if any, reports to shareholders and other communications to shareholders in such quantity as the Company will reasonably require and in a timely manner so that the Company can distribute these documents within the time required by applicable law. The Company will distribute this proxy material, reports and other communications to existing contractowners, such distribution to be at the Company's expense.

3.4. If and to the extent required by law and the Mixed & Shared Funding Exemptive Order, the Company will:

                         (a)     solicit voting instructions from
                                 contractowners;

                         (b) vote the shares of the Designated Portfolios held in the Account in accordance with instructions received from contractowners; and

                         (c) vote shares of the Designated Portfolios held in the Account for which no timely instructions have been received, in the same proportion as shares of such Designated Portfolio for which instructions have been received from the Company's contractowners;

                         so long as and to the extent that the SEC continues to interpret the 1940 Act and the Mixed & Shared Funding Exemptive Order to require pass-through voting privileges for variable contractowners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law and the Mixed & Shared Funding Exemptive Order. The Company will be responsible for assuring that each Account participating in the Fund calculates voting privileges in a manner consistent with all legal requirements, including the Mixed and Shared Funding Exemptive Order.




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3.5.              The Fund will comply with all provisions of the 1940
                  Act requiring voting by shareholders, and in particular, the Fund either will provide for annual meetings (except insofar as the SEC may interpret
                  Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends, to comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of Trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE IV. Sales Material and Information

4.1. The Company will furnish, or will cause to be furnished, to the Distributor, each piece of sales literature or other promotional material in which the Fund, its investment adviser or the Distributor is named, at least ten (10) business days prior to its use. No such material will be used if the Fund or the Distributor reasonably objects to such use within five (5) business days after receipt of such material.

4.2. The Company will not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or statement of additional information for Fund shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in published reports for the Fund which are in the public domain or approved by the Fund or the Distributor for distribution, or in sales literature or other material provided by the Fund or by the Distributor, except with permission of the Fund or the Distributor. The Fund and the Distributor agree to respond to any request for approval on a prompt and timely basis. Nothing in this Section 4.2 will be construed as preventing the Company or its employees or agents from giving advice on investment in the Fund.

4.3. The Fund or the Distributor will furnish, or will cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or its Account is named, at least ten (10) business days prior to its use. No such material will be used if the Company reasonably objects to such use within five (5) business days after receipt of such material.




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4.4.              The Fund and the Distributor will not give any
                  information or make any representations or statements on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or statement of additional information for the Contracts, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in published reports for each Account or the Contracts which are in the public domain or approved by the Company for distribution to contractowners, or in sales literature or other material provided by the Company, except with permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis.

4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials naming the Company or the Account, and all amendments to any of the above, that relate to the Fund or its shares, promptly following the filing of such document with the SEC or the NASD.

4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, promptly following the filing of such document with the SEC or the NASD.

4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other
                   ----
                  electronic messages), sales literature (i.e., any
                                                          ----
                  written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional


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PAGE 10
                  information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

4.8. The Fund and the Distributor hereby consent to the Company's use of the names "Putnam", "Putnam Capital Manager Trust", and "PCM", in connection with marketing the Contracts, subject to the terms of Sections 4.1 and 4.2 of this Agreement. Such consent will terminate with the termination of this Agreement.

ARTICLE V. Fees and Expenses

5.1. The Fund and the Distributor will pay no fee or other compensation to the Company under this Agreement, except: (a) if the Fund or any Designated Portfolio adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses, then, subject to obtaining any required exemptive orders or other regulatory approvals, the Distributor may make payments to the Company if and in such amounts agreed to by the Distributor in writing; and (b) the Fund may pay fees to the Company for services provided to contractowners that are not primarily intended to result in the sale of shares of the Designated Portfolio or of underlying contracts.

5.2. All expenses incident to performance by the Fund of this Agreement will be paid by the Fund to the extent permitted by law. All shares of the Designated Portfolios will be duly authorized for issuance and registered in accordance with applicable federal law and, to the extent deemed advisable by the Fund, in accordance with applicable state law, prior to sale. The Fund will bear the expenses for the cost of registration and qualification of the Fund's shares; preparation and filing of the Fund's prospectus, statement of additional information and registration statement, proxy materials and reports; setting the Fund's prospectus in type; setting in type and printing proxy materials and reports to contractowners the preparation of all statements and notices required by any federal or state law; all taxes on the issuance or transfer of the Fund's shares; any expenses permitted to be paid or assumed by the Fund pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act; and all other expenses set forth in Article III of this Agreement.

5.3. The Company will bear all expenses incident to the performance of its obligations under this Agreement. The Company will bear those expenses of: (a) printing and distributing the Fund's prospectus to existing and prospective contractowners; (b) distributing reports to contractowners; and (c) distributing the Fund's proxy materials to contractowners as set forth in Article III of this Agreement.



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PAGE 11
ARTICLE VI. Diversification

6.1. The Fund will comply with Section 817(h) of the Internal Revenue Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps: (a) to notify the Company of such breach; and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Treasury Regulation.

ARTICLE VII. Potential Conflicts

7.1. The Trustees will monitor the Fund for the existence of any irreconcilable material conflict among the interests of the contractowners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by Participating Insurance Companies or by variable annuity and variable life insurance contractowners; or
                  (f) a decision by an insurer to disregard the voting instructions of contractowners. The Trustees will promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2. The Company will report any potential or existing conflicts of which it is aware to the Trustees. The Company agrees to assist the Trustees in carrying out their responsibilities, as delineated in the Mixed and Shared Funding Exemptive

                  Order, by providing the Trustees with all information reasonably necessary for them to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Trustees whenever contractowner voting instructions are to be disregarded. The Trustees will record in their minutes, or other appropriate records, all reports received by them and all action with regard to a conflict.

7.3. If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that an irreconcilable material conflict exists, the Company and other Participating Insurance Companies will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested


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PAGE 12
                  Trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (a) withdrawing the assets allocable to some or all of the Accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contractowners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity contractowners or variable life insurance contractowners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contractowners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contractowner voting instructions, and such disregard of voting instructions could conflict with the majority of contractowner voting instructions, and the Company's judgment represents a minority position that would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected subaccount of the Account's investment in the Fund and terminate this Agreement with respect to such subaccount; provided, however, that such withdrawal and termination will be limited to the extent required by the foregoing irreconcilable material conflict as determined by a majority of the disinterested Trustees. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice to the Company that this provision is being implemented. Until the end of such six-month period the Distributor and Fund will, to the extent permitted by law and any exemptive relief previously granted to the Fund, continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.5. If a material irreconcilable conflict arises because of a particular state insurance regulator's decision applicable to the Company to disregard contractowner voting instructions, and that decision represents a minority position that would preclude a majority vote, then the Company may be required, at the Fund's direction, to withdraw the affected subaccount of the Account's investment in the Fund and terminate this Agreement with respect to such subaccount; provided, however, that such withdrawal and termination will be limited to the extent required by the foregoing irreconcilable material conflict as determined by a majority of the disinterested Trustees. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal and termination must take place within six (6) months after the Fund gives written

PAGE 13
                  notice to the Company that this provision is being implemented. Until the end of such six-month period the Distributor and Fund will, to the extent permitted by law and any exemptive relief previously granted to the Fund, continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested Trustees will determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company will not be required to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of contractowners affected by the irreconcilable material conflict.

7.7. The Company will at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that they may fully carry out the duties imposed upon them as delineated in the Mixed and Shared Funding Exemptive Order, and said reports, materials and data will be submitted more frequently if deemed appropriate by the Trustees.

7.8. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then: (a) the Fund and/or the Participating Insurance Companies, as appropriate, will take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3,
                  7.4, and 7.5 of this Agreement will continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

PAGE 14
ARTICLE VIII. Indemnification

8.1. Indemnification By The Company

                         (a) The Company agrees to indemnify and hold harmless the Fund, the Distributor, and each person, if any, who controls or is associated with the Fund or the Distributor within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this Section 8.1 ) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Company which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                                 (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or statement of additional information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Distributor or the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

PAGE 15
                                 (2) arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment or supplement) not supplied by the Company or persons under control of the Company), or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

                                 (3)arise out of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Fund (or amendment or supplement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make such statements not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund or the Distributor by or on behalf of the Company or persons under its control; or

                                 (4) arise out of any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 8.1(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Company otherwise may have.

                         (b) No party will be entitled to indemnification under Section 8.1(a) if the loss, claim, damage, liability or litigation for which indemnification is sought is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by such party.

                         (c) An Indemnified Party promptly will notify the Company of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against him, her or it in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

PAGE 16
8.2. Indemnification By The Distributor

                         (a) The Distributor agrees to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this
                                 Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

                         (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Fund by or on behalf of the Company for use in the sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                         (2) arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts or in the Contract or Fund registration statements, prospectuses or statements of additional information or sales literature or other promotional material for the Contracts or the Fund (or any amendment or supplement) not supplied by the Distributor or the Fund or persons under the control of the Distributor or the Fund respectively) or

PAGE 17
                                 wrongful conduct of the Distributor or persons under the control of the Distributor, with respect to the sale or distribution of the Contracts or Fund shares; or

                         (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material covering the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated or necessary to make such statement or statements not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Distributor or persons under the control of the Distributor; or

                         (4) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements and procedures related thereto specified in Article VI of this Agreement); or

                         (5) arise out of or result from any failure to supply timely and accurate net asset value information related to the Fund, as contemplated by Article I, which failure is the result of gross negligence or willful misconduct of the Distributor or its affiliates (it being agreed that neither the Distributor or such affiliates assume responsibility for the timing or accuracy of prices supplied by independent third parties, such as pricing services and market makers); except to the extent provided in Sections 8.2(b) and 8.4 hereof.

                         (b) No party will be entitled to indemnification under Section 8.2(a) if the loss, claim, damage, liability or litigation for which indemnification is sought is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement by such party.

PAGE 18
                         (c) The Indemnified Parties will promptly notify the Distributor and the Fund of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the Account.

8.3. Indemnification By the Fund

                         (a) The Fund agrees to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, trustee, officer, partner, employee or agent of the foregoing (collectively, the "Indemnified Parties" for purposes of this
                                 Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund which consent may not be unreasonably withheld) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof or settlements, are related to the operations of the Fund and:

                                 (1) arise out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Fund by or on behalf of the Company for use in the registration statement, prospectus, or statement of additional information for the Fund (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or (2) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or

PAGE 19
                                 result from any other material breach of this Agreement by the Fund;

                                 except to the extent provided in Sections
                                 8.3(b) and 8.4 hereof.

                  (b) No party will be entitled to indemnification under Section 8.3(a) if the loss, claim, damage, liability or litigation for which indemnification is sought is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations and duties under this Agreement by such party.

                  (c) The Indemnified Parties will promptly notify the Fund of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the Account.

8.4. Indemnification Procedure

                  Any person  obligated  to provide  indemnification  under this
                  Article  VIII  ("Indemnifying  Party" for the  purpose of this
                  Section 8.4) will not be liable under the indemnification provisions of this Article VIII with respect to any claim made against a party entitled to indemnification under this Article VIII ("Indemnified Party" for the purpose of this Section 8.4) unless such Indemnified Party will have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim will have been served upon such Indemnified Party (or after such party will have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim will not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VIII, except to the extent that the failure to notify results in the failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of failure to give such notice. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The

PAGE 20
                  Indemnifying Party also will be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless: (a) the Indemnifying Party and the Indemnified Party will have mutually agreed to the retention of such counsel; or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party will not be liable for any settlement of any proceeding effected without its written consent (such consent may not be unreasonably withheld) but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. A successor by law of the parties to this Agreement will be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII will survive any termination of this Agreement.

ARTICLE IX. Applicable Law

9.1. This Agreement will be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Minnesota

9.2. This Agreement will be subject to the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptionsfrom those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof will be interpreted and construed in accordance therewith.

ARTICLE X. Termination

10.1. This Agreement will terminate:

                         (a)     at the  option of any  party,  with or  without
                                 cause, with respect to some or all of the Designated Portfolios, upon six (6) month's advance written notice to the other parties or, if later, upon receipt of any required exemptive relief or orders from the SEC,

PAGE 21
                                 unless otherwise agreed in a separate written agreement among the parties; or

                         (b) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to any Designated Portfolio if shares of the Designated Portfolio are not reasonably available to meet the requirements of the Contracts as determined in good faith by the Company; or

                         (c) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to any Designated Portfolio in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by Company; or

                         (d) at the option of the Fund or the Distributor, upon receipt of the Fund's or the Distributor's written notice by the other parties, upon institution of formal proceedings against the Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body, provided that the Fund or the Distributor determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

                         (e) at the option of the Company, upon receipt of the Company's written notice by the other parties, upon institution of formal proceedings against the Fund or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, provided that the Company determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Fund's or the Distributor's ability to perform its obligations under this Agreement; or

                         (f) at the option of the Company, upon receipt of the Company's written notice by the other parties, if the Fund ceases to qualify as a Regulated Investment

PAGE 22
                                 Company under Subchapter M of the Internal Revenue Code, or under any successor or similar provision, or if the Company reasonably and in good faith believes that the Fund may fail to so qualify; or

                         (g) at the option of the Company, upon receipt of the Company's written notice by the other parties, with respect to any Designated Portfolio if the Fund fails to meet the diversification requirements specified in
                                 Article VI hereof or if the Company
                                 reasonably and in good faith believes the Fund may fail to meet such requirements; or

                         (h) at the option of any party to this Agreement, upon written notice to the other parties, upon another party's material breach of any provision of this Agreement; or

                         (i) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund or the Distributor has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company, such termination to be effective sixty (60) days' after receipt by the other parties of written notice of the election to terminate; or

                         (j) at the option of the Fund or the Distributor, if the Fund or Distributor respectively, determines in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or the Distributor, such termination to be effective sixty (60) days' after receipt by the other parties of written notice of the election to terminate; or

                         (k) at the option of the Company or the Fund upon receipt of any necessary regulatory approvals and/or the vote of the contractowners having an interest in the Account (or any subaccount) to substitute the shares of another investment company for the corresponding Designated Portfolio shares of the Fund in accordance with the terms of the Contracts for which those Designated

PAGE 23
                                 Portfolio shares had been selected to serve as the underlying investment media. The Company will give sixty (60) days' prior written notice to the Fund of the date of any proposed vote or other action taken to replace the Fund's shares; or

                         (l) at the option of the Company or the Fund upon a determination by a majority of the Trustees, or a majority of the disinterested members, that an irreconcilable material conflict exists among the interests of: (1) all contractowners of variable insurance products of all separate accounts; or (2) the interests of the Participating Insurance Companies investing in the Fund as set forth in Article VII of this Agreement; or

                         (m) at the option of the Fund in the event any of the Contracts are not issued or sold in accordance with applicable federal and/or state law. Termination will be effective immediately upon such occurrence without notice; or

                         (n) with respect to any Designated Portfolio, upon sixty (60) days' advance written notice from the Distributor to the Company, upon a decision by the Distributor or the Fund to cease offering shares of the Designated Portfolio for sale; or

                         (o) at the option of the Distributor or the Fund, upon sixty (60) days' prior written notice to the Company, if the Company delivers the notice contemplated by Section 2.4.

10.2. Notice Requirement

                         (a)     No   termination  of  this  Agreement  will  be
                                 effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice will set forth the basis for the termination.

                         (b) In the event that any termination of this Agreement is based upon the provisions of
                                 Article VII, such prior written notice will be given in advance of the effective date of termination as required by such provisions.




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PAGE 24
10.3. Effect of Termination

                         Notwithstanding any termination of this Agreement, the Fund and the Distributor will, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts.").
                         Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Portfolios (as in effect on such date), redeem investments in the Portfolios and/or invest in the Portfolios upon the making of additional purchase payments under the Existing Contracts to the same extent as if this Agreement had not terminated. The parties agree that this Section 10.3 will not apply to any terminations under Article VII and the effect of such Article VII terminations will be governed by
                         Article VII of this Agreement.

10.4 Surviving Provisions

                         Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties will survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement also will survive and not be affected by any termination of this Agreement.

ARTICLE XI. Notices

11.1. Any notice will be deemed duly given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other parties.

                         If to the Company:

                                 IDS Life Insurance Company of New York
                                 c/o American Express Financial Advisors Inc.
                                 IDS Tower 10
                                 Minneapolis, MN 55440-0010
                                 Attention: Mr. Wendell Halvorson


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PAGE 25
                         With a simultaneous copy to:

                                 IDS Life Insurance Company of New York
                                 c/o American Express Financial Advisors Inc.
                                 IDS Tower 10
                                 Minneapolis, MN 55440-0010
                                 Attention: Ms. Mary Ellyn Minenko
                                            Counsel

                         If to the Fund:

                                 One Post Office Square
                                 Boston, MA 02109
                                 Attention: Mr. John R. Verani

                         If to the Distributor:

                                 One Post Office Square
                                 Boston, MA 02109
                                 Attention: General Counsel

ARTICLE XII. Miscellaneous

12.1. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of or arising out of this instrument, including without limitations Article VII are not binding upon any of the Trustees or shareholders individually but binding only upon the assets and property of the Fund.

12.2. The Fund and the Distributor acknowledge that the identities of the customers of the Company or any of its affiliates (collectively the "Protected Parties" for purposes of this Section 12.2), information maintained regarding those customers, and all computer programs and procedures or other information developed or used by the Protected Parties or any of their employees or agents with respect to such customers are the valuable property of the Protected Parties. The Fund and the Distributor agree that if they come into possession of any list or compilation of the identities of or other information about the Protected Parties' customers, or any other confidential information or property of the Protected Parties, other than such information as may be independently developed or compiled by the Fund or the Distributor from information supplied to them by the Protected Parties' customers who also maintain accounts directly with the Fund or the Distributor, the Fund and the Distributor will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with the Company's prior written consent; or (b) as required by law or judicial process. The Fund and the Distributor acknowledge that any breach of the


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PAGE 26
                  agreements in this Section 12.2 would result in immediate and irreparable harm to the Protected Parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the Protected Parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

12.5. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement will not be affected thereby.

12.6. This Agreement will not be assigned by any party hereto without the prior written consent of all the parties.

12.7. Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. The Fund agrees that the Company will have the right to inspect, audit and copy all records pertaining to the performance of services under this Agreement pursuant to the requirements of any state insurance department.

12.8. Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or board action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

12.9. The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Accounts or the Designated Portfolios of the Fund or other applicable terms of this Agreement.




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PAGE 27
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                                    IDS LIFE INSURANCE COMPANY
                                    OF NEW YORK
SEAL
                                    By: /s/ Richard W. Kling

                                    Name:   Richard W. Kling

                                           Chairman of the Board
                                    Title: and President

                                    ATTEST:

                                    By: /s/ William A. Stoltzmann

                                    Name:   William A. Stoltzmann

                                    Title: Counsel


                                    PUTNAM CAPITAL MANAGER TRUST
SEAL
                                    By: /s/ John R. Verani

                                    Name:   John R. Verani

                                    Title: Vice President


                                    PUTNAM MUTUAL FUNDS CORP.
SEAL
                                    By: /s/ Jeffrey Miller

                                    Name:   Jeffrey Miller

                                    Title: Managing Director




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PAGE 28
                                            Schedule 1
                                      PARTICIPATION AGREEMENT
                                           By and Among
                              IDS LIFE INSURANCE COMPANY OF NEW YORK
                                                And
                                   PUTNAM CAPITAL MANAGER TRUST
                                                And
                                     PUTNAM MUTUAL FUNDS CORP.



The following separate accounts of IDS Life Insurance Company of New York are permitted in accordance with the provisions of this Agreement to invest in Designated Portfolios of the Fund shown in Schedule 2:

           IDS Life of New York Flexible Portfolio Annuity Account established April 17, 1996.

           IDS Life of New York Account 8 established September 12, 1985.



October 7, 1996



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PAGE 29
                                            Schedule 2
                                      PARTICIPATION AGREEMENT
                                           By and Among
                              IDS LIFE INSURANCE COMPANY OF NEW YORK
                                                And
                                   PUTNAM CAPITAL MANAGER TRUST
                                                And
                                     PUTNAM MUTUAL FUNDS CORP.



The Separate Account(s) shown on Schedule 1 may invest in the following Designated Portfolios of the Putnam Capital Manager
Trust:

           PCM New Opportunities Fund




October 7, 1996